EXHIBIT NO.99.10

                    OMNIBUS THIRD MODIFICATION TO MEZZANINE LOAN DOCUMENTS

     THIS OMNIBUS THIRD MODIFICATION TO MEZZANINE LOAN DOCUMENTS (this "Agreement") is made and dated as of July 16, 2002 by and among PRIME/BEITLER DEVELOPMENT COMPANY, L.L.C., a Delaware limited liability company ("Borrower"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company) ("Agent"), a New York banking corporation, as a lender and as agent for VORNADO REALTY TRUST, a Maryland real estate investment trust, MMBC DEBT HOLDINGS I, LLC, a Massachusetts limited liability company, NEW YORK LIFE INSURANCE COMPANY, a mutual insurance company organized under the laws of New York State, and the other lenders from time to time party to the Loan Agreement (as hereinafter defined) (each, a "Lender" and, collectively, "Lenders"), DEARBORN CENTER, L.L.C., a Delaware limited liability company ("Property Owner"), PRIME GROUP REALTY, L.P., a Delaware limited partnership ("PGLP"), PENNY BEITLER L.L.C., an Illinois limited liability company ("Penny"), and J. PAUL BEITLER DEVELOPMENT COMPANY, an Illinois corporation ("Beitler").



                                     W I T N E S S E T H:
                                     - - - - - - - - - -

     WHEREAS, Agent, the Lenders and Borrower are party to that certain Mezzanine Construction Loan Agreement, dated as of January 5, 2001, as the same was amended pursuant to that certain Omnibus First Modification to Mezzanine Loan Documents dated as of March 12, 2001 and that certain Omnibus Second Modification to Mezzanine Loan Documents dated as of March 26, 2002 (the "Second Mezzanine Modification") (as so amended, the "Loan Agreement") (all capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement);

     WHEREAS, Property Owner and Bayerische Hypo-Und Vereinsbank AG, New York Branch (the "Senior Agent") are party to that certain Credit Agreement, dated as of January 5, 2001, as the same has been amended pursuant to that certain Omnibus First Modification to Senior Loan Documents dated as of March 12, 2001 and the Omnibus Second Modification to Senior Loan Documents dated as of March 26, 2002 (the "Second Senior Modification"), and as the same has been further amended pursuant to that certain Omnibus Third Modification to Senior Loan Documents (the "Third Senior Modification") of even date herewith (as so amended, the "Senior Loan Agreement");

     WHEREAS, Agent and the Senior Agent have determined that there currently is a Hard Cost and Operating Expense overrun with respect to the Project (the "Cost Overrun");

     WHEREAS, the Borrower and the Guarantor have requested that the Lenders modify certain financial covenants contained in the Guaranties;

     WHEREAS, in order to ensure that there are sufficient funds to pay for the Cost Overrun, and as an inducement to the Lenders to modify certain financial covenants contained in the Guaranties, the Borrower, PGLP, Penny, Beitler and the Property Owner have agreed to escrow certain funds and otherwise take the actions described below; and

     WHEREAS, the Lenders are willing to modify the financial covenants on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the modification and waiver of certain financial covenants contained in the Guaranties and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

     Section 1. Reserve Accounts; Hard Cost Overruns.

     (a) An interest-bearing reserve account entitled the "Senior Additional Reserve Account" has been or will be established with the Senior Agent (the "Senior Additional Reserve Account") pursuant to the provisions of the Third Senior Modification. The sum of $3,494,000 has been or shall be deposited into the Senior Additional Reserve Account, as follows:

          (i) $750,000 is already on deposit with the Senior Agent in the Senior Additional Reserve Account;

          (ii) $250,000 shall be deposited on the date hereof into the Senior Additional Reserve Account by Agent from funds collected and deposited into the Restricted Securities Account pursuant to the Second Mezzanine Modification;

          (iii) $1,500,000 shall be deposited by PGLP on the date of the closing of the proposed Security Capital loan transaction; and

          (iv) $994,000 shall be deposited by PGLP on the date hereof.

Amounts so deposited into the Senior Additional Reserve Account shall be governed by the Senior Loan Documents; provided, however, that such amounts shall be disbursed from the Senior Additional Reserve Account as part of the next construction draw under the Senior Loan in lieu of Senior Loan proceeds, as follows: (i) the first $3,494,000 will be funded from the Senior Additional Reserve Account; and (ii) the balance will be funded with Senior Loan proceeds.

     (b) $1,820,000 of the leasing commission currently indicated in the Approved Construction Budget and which is owed to PGLP under the Leasing Agreement with respect to the Bank One lease at the Project, and $286,000 of the leasing commission currently indicated in the Approved Construction Budget and which is owed to PGLP and Beitler under the Leasing Agreement with respect to the Holland & Knight lease at the Project, shall not be paid without the prior written consent of Senior Agent and the Agent until both the Senior Loan and the Mezzanine Loan have been repaid in full, and such amounts shall instead be reallocated to other line items in the Approved Construction Budget as approved by Senior Agent. By their execution of this Agreement, PGLP (with respect to the above-referenced Bank One and Holland & Knight leasing commissions), and Penny and Beitler (with respect to the above-referenced Holland & Knight leasing commission only) hereby elect to fully and permanently waive any and all rights under the Leasing Agreement, the Limited Liability Agreements of Borrower and Property Owner and under applicable law to be paid their share of such leasing commissions unless and until both the Senior Loan and the Mezzanine Loan have been repaid in full.

     (c) The amount of $93,750 due to be deposited into the Restricted Securities Account on July 31, 2002 pursuant to the Second Mezzanine
Modification, shall instead be paid to Agent on the date hereof, and notwithstanding any provision of the Second Mezzanine Modification, such deposit shall be the final deposit required to be made by PGLP pursuant to Section 3 of the Second Mezzanine Modification. After the transfer into the Senior Additional Reserve Account of the $250,000 described in Section 1(a)(ii), $250,000 of the funds deposited into the Restricted Securities Account pursuant to the Second Mezzanine Modification shall remain on deposit therein, and such amount shall be held and applied in accordance with the Second Mezzanine Modification.

     (d) PGLP hereby agrees to deposit into a newly-created, interest bearing reserve account maintained by the Senior Agent (the "Second Senior Citadel Reserve Account") the following amounts: (x) on the date hereof, $4,000,000 (the "Prefunded Amount"), which shall represent an estimate of the Monthly Citadel Deposit (as defined below) which would be due for each of June 2003, July 2003, August 2003 and September 2003, and (y) commencing on the Interest Payment Date in January 2003 and on each Interest Payment Date thereafter (other than the Interest Payment Dates in June 2003, July 2003, August 2003 and September 2003 which have been prefunded and subject to Section 1(e)(vi) and (vii) below) until the entire Citadel space has been leased pursuant to Approved Subleases or, subject to the provisions of Section 1(e)(i) below, until the Maximum Wacker Reserve Amount has been deposited, an amount equal to the Monthly Citadel
Deposit. Notwithstanding the foregoing, if the amount of the Monthly Citadel Deposit is reduced below $1,000,000 due to the execution of Approved Subleases and therefore the Prefunded Amount is greater than the amounts which would actually be required for the months of June 2003, July 2003, August 2003 or September 2003 (such excess, the "Overfunding"), PGLP shall be entitled to a credit in the full amount of the Overfunding which shall be applied to the next Monthly Citadel Payment which is due. In the event that the amount of the Overfunding is greater than the aggregate amount of the next four Monthly Citadel Payments which are due, PGLP shall be entitled to a reimbursement of the portion of the Overfunding which is greater than the aggregate amount of such four Monthly Citadel Deposits.

          "Currently Unleased Wacker Space" means 151,488 NRSF.

          "Monthly  Citadel  Deposit" means the product of (x) $1,000,000  times
     (y) a fraction, the numerator of which is the Net Unleased Wacker Space and the denominator of which is the Currently Unleased Wacker Space; provided, however, that at any time when an Event of Default is pending under (and as defined in) either the Senior Loan Documents or the Mezzanine Loan Documents, the Monthly Citadel Deposit due during the continuation of such Event of Default shall be equal to the amount of the Monthly Citadel Deposit payable in the last month during which no Event of Default existed.

          "Net Unleased Wacker Space" means (w) 151,488, minus (x) the NRSF of the Wacker Space (i) that, at the time of determination, are subject to executed Approved Subleases, as defined in the Reserve Account Agreement (excluding, however, the portion of the Wacker Space subleased by Chicago Analytic Capital Management, LLC as of the date of this Agreement), provided that the subtenants under such Approved Subleases have commenced payment of rent and reimbursements required under such Approved Subleases,
     (ii) with respect to which, at the time of determination, Property Owner has otherwise been released from the Wacker Reimbursement Obligations by Citadel under the Citadel Lease, (iii) that, at the time of determination, is no longer demised by the Wacker Lease such that the Wacker Reimbursement Obligations no longer apply thereto, and/or (iv) with respect to which, at the time of determination, the Wacker Lease and the associated Wacker Reimbursement Obligations have been terminated.

     (e) Notwithstanding anything contained in subsection (d) above to the contrary, the following terms and provisions shall apply with respect to funds deposited into the Second Senior Citadel Reserve Account:

          (i) If at any time the aggregate amount of funds in the Senior Citadel Reserve Account and the Second Senior Citadel Reserve Account equals or exceeds the Maximum Wacker Reserve Amount, PGLP shall not be required to make Monthly Citadel Deposits as required under subsection (d) above and, provided that no default is continuing under either the Senior Loan Documents or the Mezzanine Loan Documents, Senior Agent shall remit to PGLP any such excess. If the aggregate amount on deposit in the Senior Citadel Reserve Account and the Second Senior Citadel Reserve Account at anytime thereafter falls below the Maximum Wacker Reserve Amount, then PGLP shall be obligated to resume making Monthly Citadel Deposits in the amounts determined as provided above until the combined balance in such accounts again meets the Maximum Wacker Reserve Amount.

          "Maximum Wacker Reserve Amount" means the sum of (i) the estimated aggregate gross amount of the Wacker Reimbursement Obligations less the estimated gross amount of income to be generated by the Approved Subleases (provided that the subtenants under such Approved Subleases have commenced payment of rent and reimbursements required under such Approved Subleases), as determined by the Senior Agent in good faith, plus (ii) the aggregate cost of tenant improvements and leasing commissions that will be required to sublease the portion of the Wacker Space that is not subject to Approved Subleases with respect to which all tenant improvements and leasing commissions have been paid (other than amounts required to be paid by the owner of the Wacker Space), as determined by the Senior Agent in good faith, plus (iii) $4,000,000.

          (ii) Funds in the Second Senior Citadel Reserve Account shall be applied toward payment of Wacker Subleasing Costs in the manner provided in
     Section 3(a) of the Reserve Account Agreement and payment of Extra Citadel Costs in the manner provided in Section 3(b) of the Reserve Account Agreement. Funds in the Second Senior Citadel Reserve Account shall specifically not be available for payment of any Wacker Reimbursement Obligations at any time prior to July 1, 2003, and thereafter may only be released to pay Wacker Reimbursement Obligations so long as no default is then pending under the Senior Loan Documents or the Mezzanine Loan Documents.

          (iii) Any and all refunds or reimbursements of any funds contained in the Second Senior Citadel Reserve Account shall be paid directly to PGLP (or as PGLP directs in writing) and not to Property Owner, Borrower, Penny or Beitler.

          (iv) Any and all funds in the Second Senior Citadel Reserve Account in excess of $10,000,000 shall constitute Unrestricted Cash for the purposes of the calculation of the liquidity covenant contained in Section 8(d) of the Completion Guaranty and Section 6(d) of the Interest and Operating Costs Guaranty (as such guaranties are amended pursuant to this Agreement). Any and all funds in the Second Senior Citadel Reserve Account may be considered (x) as a portion of "Total Assets" solely for the purposes of the calculation of the financial covenant contained in Section 8(e) of the Completion Guaranty and Section 6(e) of the Interest and Operating Costs Guaranty (as such guaranties are amended pursuant to this Agreement) and
     (y) in the calculation of Consolidated Net Worth relating to the financial covenant contained in Section 8(c) of the Completion Guaranty and Section 6(c) of the Interest and Operating Costs Guaranty (as such guaranties are amended pursuant to this Agreement). Notwithstanding the foregoing permission from the Agent to consider funds on deposit in the Second Senior Citadel Reserve Account for accounting purposes only relating to certain financial covenants, PGLP, Borrower and Property Owner (A) expressly acknowledge that all funds now or in the future on deposit in the Second Senior Citadel Reserve Account have been pledged and assigned to the Senior Agent and do not and will not constitute "assets" of PGLP or any future bankruptcy estate of PGLP and (B) hereby irrevocably waive any right to claim that such funds are the property of or an asset of PGLP or any future bankruptcy estate of PGLP.

          (v) If PGLP elects to eliminate the financial covenants contained in the Guaranties pursuant to Section 27 of the Interest and Operating Costs Guaranty and Section 29 of the Completion Guaranty, any and all funds in the Second Senior Citadel Reserve Account shall be considered as a portion of Substitute Collateral for the purposes of Section 27 of the Interest and Operating Costs Guaranty and Section 29 of the Completion Guaranty. Accordingly, the amount of other Substitute Collateral required to be deposited into the Substitute Cash Collateral Account shall be decreased by the amount of funds in the Second Senior Citadel Reserve Account.

          (vi) In addition to the other provisions of this Agreement pursuant to which PGLP's obligation to fund the Monthly Citadel Deposit would terminate, PGLP's obligation to continue to fund the Monthly Citadel Deposit shall automatically cease and terminate on and as of the earliest to occur of (1) the date of transfer to Agent, the Lenders (or any of them) or any third party of title to the Collateral pursuant to a transfer in lieu of foreclosure thereof, (2) the date that is six (6) months after the transfer to Agent, the Lenders (or any of them) or any Affiliate of Agent or the Lenders (or any of them) of title to the Collateral, pursuant to a foreclosure or UCC sale thereof, and (3) the date that Agent, the Lenders (or any of them) or any Affiliate of Agent or the Lenders sells or conveys the Collateral to a third party after obtaining title to the Collateral pursuant to the completion of a foreclosure or UCC sale thereof.

          (vii) In addition to the other provisions of this Agreement pursuant to which PGLP's obligation to fund the Monthly Citadel Deposit would terminate, PGLP's obligation to continue to fund the Monthly Citadel Deposit shall cease at such time on or after June 30, 2003, as Agent, Senior Agent and the Lenders receive acceptable evidence that the original financial covenants (not taking into account any amendments to or modifications of such covenants from and after the closing of the mezzanine loan) set forth in Section 8 of the Completion Guaranty and Section 6 of the Interest and Operating Costs Guaranty (the "Original Covenants") have been satisfied for two (2) consecutive calendar quarters. The earliest date that PGLP may satisfy this test with respect to the Original Covenants is June 30, 2003. Upon receiving such satisfactory evidence of two quarters' compliance with the Original Covenants, the Senior Agent shall disburse to PGLP any and all funds then on deposit in the Second Senior Citadel Reserve Account (but not from any other reserve account or escrow held by the Senior Agent) and the amendments to the Original Covenants made pursuant to this Agreement shall be automatically rescinded and the provisions of the Original Covenants shall once again apply; provided, however, that if PGLP fails to meet such Original Covenants for any quarter thereafter, (x) PGLP's obligation to fund the Monthly Citadel Deposits shall be immediately and automatically reinstated, (y) the amendments to the Original Covenants made pursuant to this Agreement shall automatically be reinstated and (z) PGLP shall immediately pre-fund $4.0 million (or such lesser amount which would represent four (4) months of Monthly Citadel Deposits if such monthly amounts have been reduced as provided in Section 1(d) above) into the Second Senior Citadel Reserve Account. So long as PGLP satisfies such revised covenants and the foregoing funding requirements, there shall be no default under the Senior Loan Documents or the Mezzanine Loan Documents solely from the failure of PGLP to satisfy the Original Covenants.

     (f) Each of PGLP, Borrower, Penny and Property Owner hereby represents and warrants that, based on the state and progress of construction of the Project and anticipated cost savings, it currently estimates in good faith that the aggregate Hard Costs that will be incurred in order to complete the construction of the Project will not exceed by more than $4,600,000 the aggregate amount of Hard Costs set forth in the Approved Construction Budget.

     (g) Each of PGLP, Borrower and Property Owner hereby acknowledges that the Lenders' willingness to agree to the amendments of the Guaranties set forth in
Section 2 below is conditioned upon PGLP not paying dividends to common or preferred shareholders (other than dividends payable in connection with the Security Capital transaction which have previously been disclosed to the Lenders). If at any time after the date hereof PGLP desires to declare or pay a dividend, so long as (i) PGLP can demonstrate compliance with the financial covenants applicable during the non-Relaxed Covenant Period (as provided in Section 2 below) with respect to the fiscal quarter to which such dividend relates (i.e., if a dividend is declared with respect to the first quarter but paid in the second quarter, compliance must be demonstrated as of the end of the first quarter) and (ii) such dividend is paid within 30 days after such compliance has been demonstrated, then PGLP shall not be in default for paying such a dividend. If, however, PGLP at any time pays dividends when it is not in compliance with the financial covenants applicable during the non-Relaxed Covenant Period (as provided in Section 2 below), an Event of Default will automatically have occurred under the Mezzanine Loan Documents.

     Section 2. Amendments to the Guaranties.

     (a) The following definition is hereby added to each of the Completion Guaranty and the Interest and Operating Costs Guaranty:

     " `Relaxed Covenant Period' means the period from April 1, 2002 to the first date thereafter on which PGLP makes or declares any dividend or other distribution to the holders of any common or preferred equity interests in PGLP, excepting, however, any dividends and distributions required to be paid in connection with the so-called "Security Capital Transaction."

     (b) The first sentence of Section 8(d) of the Completion Guaranty and the first sentence of Section 6(d) of the Interest and Operating Costs Guaranty are each hereby amended and restated to read as follows:

     "As of the end of the fiscal quarter immediately preceding the Initial Advance (and as of the end of any fiscal quarter thereafter), the amount of Unrestricted Cash shall at no time be less than (x) if no Relaxed Covenant Period is continuing, $17,500,000.00 or (y) during the Relaxed Covenant Period, $7,500,000."

     (c) The first sentence of Section 8(g) of the Completion Guaranty and the first sentence of Section 6(g) of the Interest and Operating Costs Guaranty are each hereby amended and restated to read as follows:

     "As of the end of the fiscal quarter immediately preceding the Initial Advance (and as of the end of each fiscal quarter thereafter), at no time that the Loan is outstanding shall the ratio (stated as a percent), in respect of any period, of (i) Consolidated EBITDA to (ii) Consolidated Total Interest Expense, be less than (x) if no Relaxed Covenant Period is continuing, 165% or (y) during the Relaxed Covenant Period, 140%."

     (d) The first sentence of Section 8(h)(i) of the Completion Guaranty and the first sentence of Section 6(h)(i) of the Interest and Operating Costs Guaranty are each hereby amended and restated to read as follows:

     "As of the end of the calendar quarter immediately preceding the Initial Advance (and as of the end of each fiscal quarter thereafter), at no time that the Loan is outstanding shall the ratio (stated as a percent), in respect of any period, of (A) Consolidated EBITDA to (B) Consolidated Total Fixed Charges A, be less than (x) if no Relaxed Covenant Period is continuing, 145% or (y) during the Relaxed Covenant Period, 120%."

     (d) The first sentence of Section 8(h)(ii) of the Completion Guaranty and the first sentence of Section 6(h)(ii) of the Interest and Operating Costs Guaranty are each hereby amended and restated to read as follows:

     "As of the end of the calendar quarter immediately preceding the Initial Advance (and as of the end of each fiscal quarter thereafter), at no time that the Loan is outstanding shall the ratio (stated as a percent), in respect of any period, of (A) Consolidated EBITDA to (B) Consolidated Total Fixed Charges B, be less than (x) if no Relaxed Covenant Period is continuing, 125% or (y) during the Relaxed Covenant Period, 105%."

     (f) Section 8(c) of the Completion Guaranty and Section 6(c) of the Interest and Operating Costs Guaranty are each hereby amended by adding the following sentence at the end thereof:

     "For purposes of this clause (c), during the continuance of a Relaxed Covenant Period, Consolidated Net Worth shall be calculated without reduction for accumulated depreciation."

     Section 3. Consent of the Lenders.

     Each of the Lenders, by their execution of this Agreement, hereby confirms that they have consented to and approved, to the extent required under the Loan Documents, the terms and conditions of this Agreement and the Third Senior Modification and agrees that the Senior Agent may rely upon this Agreement to evidence such consents and approvals.



     Section 4. Miscellaneous.

     (a) Governing Law. The terms and provisions hereof and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     (b) Full Force. Except as expressly set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     (c) Binding; No Amendment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be modified orally, but only by a writing executed by all of the parties hereto.

     (d) Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the date and year first above written.

                           PRIME/BEITLER DEVELOPMENT COMPANY, L.L.C.

                           By:    Penny Beitler L.L.C., its managing member

                                  By:    /s/ J.C. Ambrister
                                         --------------------
                                         Name: J.C. Ambrister
                                         Title: Member


                           DEARBORN CENTER, L.L.C.

                           By: Prime/Beitler Development Company, L.L.C., its sole member

                                  By:    Penny Beitler L.L.C., its managing
                                         member

                                         By:  /s/ J.C. Ambrister
                                              ------------------
                                         Name: J.C. Ambrister
                                         Title: Member


                           PRIME GROUP REALTY, L.P.

                           By: Prime Group Realty Trust, its managing general partner


                                  By:    /s/ Louis G. Conforti
                                         ------------------------------
                                         Name: Louis G. Conforti
                                         Title: Office of the President


                           PENNY BEITLER L.L.C.

                           By:    /s/ J.C. Ambrister
                                  --------------------
                                  Name: J.C. Ambrister
                                  Title: Member

                           J. PAUL BEITLER DEVELOPMENT COMPANY

                           By:    /s/ J.C. Ambrister
                                  --------------------
                                  Name: J.C. Ambrister
                                  Title: Member

                           DEUTSCHE BANK TRUST COMPANY AMERICAS

                           By:    /s/ Stephen P. Lapham
                                  -----------------------
                                  Name: Stephen P. Lapham
                                  Title: Director

                           VORNADO REALTY TRUST

                           By:    /s/ Michael Fascitelli
                                  ------------------------
                                  Name: Michael Fascitelli
                                  Title: President

                           NEW YORK LIFE INSURANCE COMPANY

                           By:    /s/ Kevin M. Smith
                                  ---------------------------------
                                  Name: Kevin M. Smith
                                  Title: Real Estate Vice President

                           MMBC DEBT HOLDINGS I, LLC


                                  By: MassMutual/Boston Capital Mezzanine
                                      Partners, L.P., its sole member


                                     By:  Boston Mass LLC,
                                          its general partner

                                     By:  MassMutual Mortgage Finance,
                                     LLC, its co-manager


                                              By: /s/ Robert F. Little
                                                  --------------------
                                                Name: Robert F. Little
                                                Title: Executive Director



                                  By: Boston Capital Institutional
                                      Advisors LLC, its co-manager


                                     By: /s/ Samuel T. Byrne
                                         -------------------
                                         Name: Samuel T. Byrne
                                         Title: Managing Director